Exhibit 10.1

THIRD AMENDMENT TO COMMERCIAL LEASE AGREEMENT

This Third Amendment to the Commercial Lease Agreement (the "Third Amendment") is made this 10th day of October, 2016, (the "Effective Date") by and between Chino Valley Properties, LLC (the "Landlord") and C3C3 Group, LLC (the "Tenant"), collectively (the “Parties”).

WITNESSETH:

WHEREAS, Landlord and Tenant heretofore entered into a Commercial Lease Agreement (the "Lease") executed and effective as of August 6, 2015 for the lease on the premises commonly known as 2144 & 2148 N. Road 1 East Chino Valley, AZ 83462; and

WHEREAS, The Landlord has invested capital into the property for expansion of the facilities for use by the Tenant, including by not limited to an expansion of utilities and an expansion of operational space; and

WHEREAS, The parties hereto desire to change the rental rate of the monthly rental payment and the size of the operating premises to reflect the expanded facilities; and

WHEREAS, all defined terms used in the Lease shall have the same meaning herein as therein.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, and for good and valuable consideration, the sufficiency and receipt of which is acknowledged, the Parties agree to the following amendment to the language of the Lease:

1.	2.01 Premises: The Premises shall be amended as per the Premises Description attached as an updated “Amended Exhibit C” to the original Lease Agreement.

2.	5.01 Base Rent: The Base Rent shall be amended as per the Rental Schedule attached as an updated “Amended Exhibit B” to the original Lease Agreement.

[Signature Page to Follow]

Your signature below will indicate that you agree to the terms and conditions as set forth herein dated October 10, 2016:

Chino Valley Properties, LLC.		C3C3 Group, LLC.

By:	/s/ Bryan McLaren	By:	/s/ Christopher Carra
Name:	Bryan McLaren	Name:	Christopher Carra
Title:	CEO	Title:	President

Alan Abrams, Individually.

By:	/s/ Alan Abrams
Name:	Alan Abrams
Title:	Personal Guarantor

AMENDED EXHIBIT B: Rental Payment Schedule

Year	Commencement	Months	Monthly Payment	Annual Rental Rate	Base Rental Rate	Rentable Area
1	1-Aug-15	01	Waived	Waived	Waived	Waived
1	1-Sep-15	02-06	$30,000.00	$360,000.00	$24.00	15,000
1	1-Feb-16	07-12	$40,000.00	$480,000.00	$32.00	15,000
2	15-Aug-16	13-15	$42,000.00	$504,000.00	$33.60	15,000
2	15-Nov-16	16-24	$55,000.00	$660,000.00	$26.40	25,000
3	15-Aug-17	25-36	$57,750.00	$693,000.00	$27.72	25,000
4	15-Aug-18	37-48	$60,637.50	$727,650.00	$29.11	25,000
5	15-Aug-19	49-60	$63,669.38	$764,032.50	$30.56	25,000
6	15-Aug-20	61-72	$66,852.84	$802,234.13	$32.09	25,000
7	15-Aug-21	73-84	$70,195.49	$842,345.83	$33.69	25,000
8	15-Aug-22	85-96	$73,705.26	$884,463.12	$35.38	25,000
9	15-Aug-23	97-108	$77,390.52	$928,686.28	$37.15	25,000
10	15-Aug-24	109-120	$81,260.05	$975,120.59	$39.00	25,000
11	15-Aug-25	121-132	$81,260.05	$975,120.59	$39.00	25,000
12	15-Aug-26	133-144	$81,260.05	$975,120.59	$39.00	25,000
13	15-Aug-27	145-156	$81,260.05	$975,120.59	$39.00	25,000
14	15-Aug-28	157-168	$81,260.05	$975,120.59	$39.00	25,000
15	15-Aug-29	169-180	$81,260.05	$975,120.59	$39.00	25,000
16	15-Aug-30	181-192	$81,260.05	$975,120.59	$39.00	25,000
17	15-Aug-31	193-204	$81,260.05	$975,120.59	$39.00	25,000
18	15-Aug-32	205-216	$81,260.05	$975,120.59	$39.00	25,000
19	15-Aug-33	217-228	$81,260.05	$975,120.59	$39.00	25,000
20	15-Aug-34	229-240	$81,260.05	$975,120.59	$39.00	25,000

*Annual Rental Rate escalates at 5% per annum through year 10

AMENDED EXHIBIT C: PROPERTY SITE AND LEGAL DESCRIPTION

Parcel ID:	306-14-008-M

Property Address:	2144 & 2148 N. Road 1 East Chino Valley, AZ 83462

Building and Premises:	Chino Valley Cultivation Site; approximately 10,000 square feet of completed Greenhouse, 10,000 square feet of completed Hoop House and approximately 5,000 square feet of existing office & garage space existing within the currently fenced in area. Approximately 11 acres.

Legal Description:	An irregular portion of the SE4 the SE parcel corner lying approximately 686'N and 50'W from the SE corner of said section 19